UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

February 28

Date of Fiscal Year End

February 28, 2022

Date of Reporting Period

Item 1. Reports to Stockholders

Parametric
Dividend Income Fund
Annual Report
February 28, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser and Parametric Portfolio Associates LLC (Parametric), sub-adviser to the Fund, are registered with the CFTC as commodity pool operators. The adviser and Parametric are also registered as commodity trading advisors.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report February 28, 2022
Parametric
Dividend Income Fund

Parametric
Dividend Income Fund
February 28, 2022
Management’s Discussion of Fund Performance†

Economic and Market Conditions
U.S. stock indexes posted strong returns for most of the 12-month period ended February 28, 2022, as investors cheered the reopening of businesses that had been affected by the COVID-19 pandemic and the rollout of several highly effective vaccines. In the final two months of the period, however, the combination of high inflation, war in Europe, and projected interest rate hikes by the U.S. Federal Reserve (the Fed) took much of the wind out of the market’s sails.
Throughout the period, significant market volatility was a frequent reminder of COVID-19’s firm grip on the U.S. and global economies. Worker shortages caused supply-chain disruptions. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns and empty store shelves. Those shortages — combined with high demand from consumers eager to spend money saved earlier in the pandemic — led to higher year-over-year inflation than the U.S. had seen in decades.
Still, investor optimism about a recovering economy drove equity prices up during most of the period. But in September 2021, U.S. stock indexes reported negative returns, weighed down by rising COVID-19 infections and the Fed’s announcement that it might soon begin tapering its monthly bond purchases, which had stimulated the economy earlier.
In the final quarter of 2021, however, stock prices came roaring back. Even the late-November news of a new and more transmissible COVID-19 variant — Omicron — caused only a temporary market retreat. The Fed’s actions to tamp down inflation were applauded by investors, with stocks gaining ground after the announcements that tapering would begin and that three rate hikes were forecast for 2022.
But as the new year began, stock investors appeared to reevaluate the twin threats of inflation and rate hikes. Inflation remained more persistent than earlier forecast, and investors pondered how much the Fed might need to raise rates to tame it. At the same time, the Russian Federation — a significant energy supplier for much of the world and especially Europe — massed a large concentration of troops on its border with Ukraine and invaded without provocation on February 24. The threat and the subsequent reality of a shooting war in Europe rattled markets worldwide, and oil prices shot up to levels not seen in years. Nearly every major U.S. equity index posted negative returns for both January and February 2022.
For the period as a whole, however, most major U.S. indexes posted positive returns. The broad-market S&P 500® Index returned 16.39%; the blue-chip Dow Jones Industrial Average® was up 11.59%; and the technology-laden Nasdaq Composite Index rose 4.92%. Large-cap U.S. stocks, as measured by the Russell 1000® Index, outperformed their small-cap counterparts, as measured by the Russell 2000® Index — one of the few U.S. indexes to report a negative return during the period.
Fund Performance
For the 12-month period ended February 28, 2022, Parametric Dividend Income Fund (the Fund) returned 17.74% for Investor Class shares at net asset value (NAV), outperforming its benchmark, the Russell 1000® Value Index (the Index), which returned 14.99%.
The Fund is structured to focus on broad diversification by allocating a relatively equal weight among sectors, and by assigning a relatively equal weight across selected securities — those that rank highest on Parametric’s combined low-risk/high-yield score — within the Index sectors. The Fund’s equal-weighting approach may result in a portfolio with overweight positions in smaller sectors and underweight positions in larger sectors, as measured by market capitalization.
The Fund’s emphasis on diversification by targeting an equal-sector weighting contributed to performance relative to the Index during the period. An overweight exposure to the energy sector, the highest performing group during the period, was a key contributor to relative returns. Energy stocks benefited from commodity prices that rose sharply due to inflation during the period. The Fund’s underweight exposure to the communication services sector also helped on a relative basis. Conversely, the Fund’s underweight exposure to the financials sector detracted from returns versus the Index. In addition, an overweight exposure to the consumer discretionary sector weighed on comparable results during the period.
For the period as a whole, security selection was an overall contributor to relative performance. Stock selections in the information technology sector lifted relative performance, in part, as a result of the stock-weighting process, which emphasized potential low-risk/high-yield securities that outperformed the Index during the period. Security selections within the industrials sector also aided on a relative basis. In contrast, security selections in the energy and consumer staples sectors detracted from relative performance during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Parametric
Dividend Income Fund
February 28, 2022
Performance

Portfolio Manager(s) Thomas C. Seto and Jennifer Sireklove, CFA, each of Parametric Portfolio Associates LLC
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Investor Class at NAV	03/26/2014	03/26/2014	17.74%	9.54%	10.12%
Institutional Class at NAV	03/26/2014	03/26/2014	18.09	9.81	10.40

Russell 1000® Value Index	—	—	14.99%	9.45%	9.57%
% Total Annual Operating Expense Ratios[3]	Investor Class	Institutional Class
Gross	0.99%	0.74%
Net	0.65	0.40
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Investor Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Institutional Class	$50,000	03/26/2014	$109,602	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Parametric
Dividend Income Fund
February 28, 2022
Fund Profile

Sector Allocation (% of net assets)*
*	Excludes cash and cash equivalents.
Top 10 Holdings (% of net assets)*
Helmerich & Payne, Inc.	0.8%
Hess Corp.	0.8
Diamondback Energy, Inc.	0.7
Pioneer Natural Resources Co.	0.7
Chevron Corp.	0.7
ConocoPhillips	0.7
Royal Gold, Inc.	0.7
Schlumberger NV	0.7
EOG Resources, Inc.	0.7
Omnicom Group, Inc.	0.7
Total	7.2%

*	Excludes cash and cash equivalents.

Parametric
Dividend Income Fund
February 28, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
[2]	Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 6/30/22. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks.
Diversification cannot ensure a profit or eliminate the risk of loss.
Important Notice to Shareholders
Effective April 29, 2022, the Fund's Investor Class shares will be redesignated as Class A shares. Class A shares will be subject to a front-end sales charge, subject to certain exceptions. Former Investor Class shareholders, who established their Fund accounts before April 29, 2022, will not pay a sales charge in connection with the redesignation or be subject to this sales charge on future purchases of Class A shares for such accounts. Effective April 29, 2022, the Fund's Institutional Class shares will be redesignated as Class I shares. This share class redesignation will not result in changes to the annual operating expenses of Class I or the Fund.

Parametric
Dividend Income Fund
February 28, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2021 to February 28, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (9/1/21)	Ending Account Value (2/28/22)	Expenses Paid During Period* (9/1/21 – 2/28/22)	Annualized Expense Ratio
Actual
Investor Class	$1,000.00	$1,036.80	$3.28**	0.65%
Institutional Class	$1,000.00	$1,038.10	$2.02**	0.40%

Hypothetical
(5% return per year before expenses)
Investor Class	$1,000.00	$1,021.57	$3.26**	0.65%
Institutional Class	$1,000.00	$1,022.81	$2.01**	0.40%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on August 31, 2021.
**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

Parametric
Dividend Income Fund
February 28, 2022
Portfolio of Investments

Common Stocks — 99.0%
Security	Shares	Value
Aerospace & Defense — 2.6%
General Dynamics Corp.	985	$ 230,933
L3Harris Technologies, Inc.	1,004	253,319
Lockheed Martin Corp.	616	267,221
Raytheon Technologies Corp.	2,413	247,815
		$ 999,288
Air Freight & Logistics — 0.9%
C.H. Robinson Worldwide, Inc.	1,994	$ 192,780
Expeditors International of Washington, Inc.	1,601	165,479
		$ 358,259
Auto Components — 1.0%
Gentex Corp.	6,857	$ 207,561
LCI Industries	1,299	161,752
		$ 369,313
Banks — 3.0%
Bank of Hawaii Corp.	2,793	$ 240,701
Commerce Bancshares, Inc.	164	11,772
Cullen/Frost Bankers, Inc.	1,639	230,656
F.N.B. Corp.	17,171	230,607
Prosperity Bancshares, Inc.	3,240	241,250
Umpqua Holdings Corp.	9,504	202,910
		$ 1,157,896
Beverages — 1.8%
Coca-Cola Co. (The)	3,791	$ 235,952
Keurig Dr Pepper, Inc.	5,864	226,761
PepsiCo, Inc.	1,320	216,137
		$ 678,850
Biotechnology — 1.7%
AbbVie, Inc.	1,716	$ 253,573
Amgen, Inc.	938	212,438
Gilead Sciences, Inc.	2,896	174,919
		$ 640,930
Building Products — 1.0%
A.O. Smith Corp.	2,709	$ 185,783
Johnson Controls International PLC	2,870	186,435
		$ 372,218
Security	Shares	Value
Capital Markets — 3.3%
BlackRock, Inc.	204	$ 151,754
Blackstone, Inc.	1,672	213,130
CME Group, Inc.	992	234,638
Houlihan Lokey, Inc.	2,145	220,635
Janus Henderson Group PLC	4,734	158,920
Moelis & Co., Class A	3,173	152,970
T. Rowe Price Group, Inc.	966	139,645
		$ 1,271,692
Chemicals — 6.1%
Air Products and Chemicals, Inc.	658	$ 155,485
Celanese Corp.	1,259	175,354
Corteva, Inc.	4,574	237,985
Dow, Inc.	3,736	220,275
DuPont de Nemours, Inc.	2,804	216,946
Eastman Chemical Co.	1,956	231,727
FMC Corp.	1,949	228,520
Huntsman Corp.	6,623	267,834
International Flavors & Fragrances, Inc.	1,486	197,638
LyondellBasell Industries NV, Class A	2,340	227,518
RPM International, Inc.	2,116	178,950
		$ 2,338,232
Communications Equipment — 1.1%
Cisco Systems, Inc.	3,447	$ 192,239
Juniper Networks, Inc.	6,503	219,737
		$ 411,976
Containers & Packaging — 2.2%
AptarGroup, Inc.	1,668	$ 203,296
International Paper Co.	4,606	200,499
Packaging Corp. of America	1,585	233,296
Sonoco Products Co.	3,572	209,748
		$ 846,839
Distributors — 0.5%
Genuine Parts Co.	1,616	$ 197,411
		$ 197,411
Diversified Consumer Services — 1.1%
H&R Block, Inc.	9,307	$ 230,907
Service Corp. International	3,279	199,527
		$ 430,434
Diversified Telecommunication Services — 1.0%
AT&T, Inc.	8,262	$ 195,727

See Notes to Financial Statements.

Parametric
Dividend Income Fund
February 28, 2022
Portfolio of Investments — continued

Security	Shares	Value
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.	3,808	$ 204,375
		$ 400,102
Electric Utilities — 6.7%
ALLETTE, Inc.	3,571	$ 224,759
Alliant Energy Corp.	3,148	183,843
American Electric Power Co., Inc.	2,295	208,042
Avangrid, Inc.(1)	4,059	182,127
Duke Energy Corp.	1,867	187,465
Evergy, Inc.	3,027	188,915
Hawaiian Electric Industries, Inc.	5,012	205,392
IDACORP, Inc.	1,853	192,619
OGE Energy Corp.	5,593	210,017
Pinnacle West Capital Corp.	2,916	206,540
Portland General Electric Co.	4,032	204,705
PPL Corp.	7,158	187,325
Southern Co. (The)	3,102	200,917
		$ 2,582,666
Electrical Equipment — 1.5%
Eaton Corp. PLC	1,306	$ 201,503
Emerson Electric Co.	2,109	195,968
Hubbell, Inc.	1,056	188,232
		$ 585,703
Electronic Equipment, Instruments & Components — 0.5%
National Instruments Corp.	4,599	$ 184,650
		$ 184,650
Energy Equipment & Services — 2.2%
Baker Hughes Co.	8,787	$ 258,162
Helmerich & Payne, Inc.	9,113	330,164
Schlumberger NV	7,011	275,112
		$ 863,438
Food & Staples Retailing — 1.1%
Costco Wholesale Corp.	410	$ 212,893
Walmart, Inc.	1,403	189,629
		$ 402,522
Food Products — 4.0%
Archer-Daniels-Midland Co.	3,340	$ 262,023
General Mills, Inc.	3,291	221,912
Hormel Foods Corp.	4,394	209,330
Ingredion, Inc.	2,198	195,051
Kellogg Co.	3,709	237,153
Security	Shares	Value
Food Products (continued)
Kraft Heinz Co. (The)	5,726	$ 224,574
Mondelez International, Inc., Class A	3,124	204,560
		$ 1,554,603
Gas Utilities — 1.2%
Atmos Energy Corp.	1,939	$ 212,922
Spire, Inc.	3,646	244,683
		$ 457,605
Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	1,677	$ 202,280
Baxter International, Inc.	2,327	197,725
Becton, Dickinson and Co.	806	218,652
Medtronic PLC	2,256	236,857
West Pharmaceutical Services, Inc.	462	178,831
		$ 1,034,345
Health Care Providers & Services — 2.6%
Cardinal Health, Inc.	3,885	$ 209,829
Chemed Corp.	400	191,316
Patterson Cos., Inc.	6,807	203,529
Quest Diagnostics, Inc.	1,353	177,609
UnitedHealth Group, Inc.	460	218,900
		$ 1,001,183
Health Care Technology — 0.6%
Cerner Corp.	2,494	$ 232,565
		$ 232,565
Hotels, Restaurants & Leisure — 0.5%
McDonald's Corp.	787	$ 192,634
		$ 192,634
Household Durables — 2.4%
Garmin, Ltd.	1,483	$ 163,783
Leggett & Platt, Inc.	4,983	184,770
MDC Holdings, Inc.	3,419	151,598
Newell Brands, Inc.	9,479	225,126
Whirlpool Corp.	915	184,162
		$ 909,439
Household Products — 2.6%
Church & Dwight Co., Inc.	2,303	$ 225,348
Clorox Co. (The)	1,181	172,178
Colgate-Palmolive Co.	2,448	188,374

See Notes to Financial Statements.

Parametric
Dividend Income Fund
February 28, 2022
Portfolio of Investments — continued

Security	Shares	Value
Household Products (continued)
Kimberly-Clark Corp.	1,584	$ 206,158
Procter & Gamble Co. (The)	1,371	213,725
		$ 1,005,783
Industrial Conglomerates — 0.4%
3M Co.	1,131	$ 168,123
		$ 168,123
Insurance — 4.6%
Aflac, Inc.	3,686	$ 225,178
Cincinnati Financial Corp.	1,853	227,530
Fidelity National Financial, Inc.	4,311	205,376
Hanover Insurance Group, Inc. (The)	1,690	235,772
Old Republic International Corp.	8,645	227,796
Principal Financial Group, Inc.	3,012	212,768
Prudential Financial, Inc.	1,873	209,139
Travelers Cos., Inc. (The)	1,261	216,677
		$ 1,760,236
IT Services — 4.7%
Accenture PLC, Class A	559	$ 176,655
Amdocs, Ltd.	2,817	221,698
Automatic Data Processing, Inc.	937	191,560
Cognizant Technology Solutions Corp., Class A	2,588	222,904
International Business Machines Corp.	1,523	186,583
Jack Henry & Associates, Inc.	1,232	217,818
MAXIMUS, Inc.	2,376	187,371
Paychex, Inc.	1,693	201,569
Western Union Co. (The)	11,459	208,325
		$ 1,814,483
Leisure Products — 1.2%
Hasbro, Inc.	2,387	$ 231,658
Polaris, Inc.(1)	1,880	228,439
		$ 460,097
Life Sciences Tools & Services — 0.9%
Agilent Technologies, Inc.	1,221	$ 159,169
Bio-Techne Corp.	402	168,603
		$ 327,772
Machinery — 1.5%
Cummins, Inc.	970	$ 197,996
Graco, Inc.	2,474	178,351
Security	Shares	Value
Machinery (continued)
Snap-on, Inc.	980	$ 205,976
		$ 582,323
Media — 0.7%
Omnicom Group, Inc.	3,197	$ 268,196
		$ 268,196
Metals & Mining — 3.3%
Newmont Corp.	3,519	$ 232,958
Nucor Corp.	1,958	257,712
Reliance Steel & Aluminum Co.	1,384	264,164
Royal Gold, Inc.	2,270	275,260
Southern Copper Corp.	3,364	233,428
		$ 1,263,522
Multiline Retail — 0.4%
Target Corp.	819	$ 163,612
		$ 163,612
Multi-Utilities — 2.7%
Ameren Corp.	2,435	$ 209,288
Consolidated Edison, Inc.	2,706	232,094
Dominion Energy, Inc.	2,720	216,321
Public Service Enterprise Group, Inc.	3,233	209,595
WEC Energy Group, Inc.	2,053	186,577
		$ 1,053,875
Oil, Gas & Consumable Fuels — 11.0%
Antero Midstream Corp.	21,134	$ 212,185
Chevron Corp.	1,928	277,632
ConocoPhillips	2,915	276,517
Coterra Energy, Inc.	10,645	248,348
Diamondback Energy, Inc.	2,034	280,895
EOG Resources, Inc.	2,365	271,786
Exxon Mobil Corp.	3,305	259,178
Hess Corp.	2,856	288,627
HollyFrontier Corp.	6,582	200,422
Kinder Morgan, Inc.	14,791	257,363
Marathon Petroleum Corp.	3,161	246,147
ONEOK, Inc.	3,604	235,341
Phillips 66	2,927	246,571
Pioneer Natural Resources Co.	1,165	279,134
Texas Pacific Land Corp.	161	191,386
Valero Energy Corp.	2,857	238,588

See Notes to Financial Statements.

Parametric
Dividend Income Fund
February 28, 2022
Portfolio of Investments — continued

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc. (The)	7,641	$ 239,011
		$ 4,249,131
Personal Products — 0.4%
Nu Skin Enterprises, Inc., Class A	3,631	$ 168,442
		$ 168,442
Pharmaceuticals — 2.2%
Bristol-Myers Squibb Co.	3,424	$ 235,126
Johnson & Johnson	1,183	194,686
Merck & Co., Inc.	2,772	212,280
Pfizer, Inc.	4,030	189,168
		$ 831,260
Professional Services — 0.6%
Robert Half International, Inc.	1,931	$ 232,280
		$ 232,280
Road & Rail — 0.5%
Landstar System, Inc.	1,183	$ 182,667
		$ 182,667
Semiconductors & Semiconductor Equipment — 1.5%
Broadcom, Inc.	346	$ 203,254
Intel Corp.	3,906	186,316
Texas Instruments, Inc.	1,137	193,279
		$ 582,849
Software — 0.9%
Dolby Laboratories, Inc., Class A	2,108	$ 158,311
Microsoft Corp.	680	203,177
		$ 361,488
Specialty Retail — 2.0%
Advance Auto Parts, Inc.	898	$ 183,623
Best Buy Co., Inc.	2,238	216,280
Buckle, Inc. (The)	4,747	170,892
Home Depot, Inc. (The)	580	183,182
		$ 753,977
Textiles, Apparel & Luxury Goods — 0.9%
Hanesbrands, Inc.	12,057	$ 186,280
VF Corp.	2,783	161,470
		$ 347,750
Security	Shares	Value
Tobacco — 1.2%
Altria Group, Inc.	4,499	$ 230,754
Philip Morris International, Inc.	2,261	228,519
		$ 459,273
Trading Companies & Distributors — 1.5%
Fastenal Co.	3,711	$ 190,968
MSC Industrial Direct Co., Inc., Class A	2,645	204,935
Watsco, Inc.	675	184,315
		$ 580,218
Total Common Stocks (identified cost $28,087,699)		$38,092,150

Short-Term Investments — 1.4%
Affiliated Fund — 0.8%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 0.09%(2)	327,815	$ 327,783
Total Affiliated Fund (identified cost $327,797)		$ 327,783

Securities Lending Collateral — 0.6%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.06%(3)	214,647	$ 214,647
Total Securities Lending Collateral (identified cost $214,647)		$ 214,647
Total Short-Term Investments (identified cost $542,444)		$ 542,430
Total Investments — 100.4% (identified cost $28,630,143)		$38,634,580
Other Assets, Less Liabilities — (0.4)%		$ (151,905)
Net Assets — 100.0%		$38,482,675
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	All or a portion of this security was on loan at February 28, 2022. The aggregate market value of securities on loan at February 28, 2022 was $391,670.
(2)	Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of February 28, 2022.

See Notes to Financial Statements.

Parametric
Dividend Income Fund
February 28, 2022
Portfolio of Investments — continued

(3)	Represents investment of cash collateral received in connection with securities lending.

See Notes to Financial Statements.

Parametric
Dividend Income Fund
February 28, 2022
Statement of Assets and Liabilities

February 28, 2022
Assets
Unaffiliated investments, at value including $391,670 of securities on loan (identified cost $28,302,346)	$ 38,306,797
Affiliated investment, at value (identified cost $327,797)	327,783
Cash	14,412
Dividends receivable	98,115
Dividends receivable from affiliated investment	15
Receivable for Fund shares sold	23,378
Securities lending income receivable	43
Receivable from affiliates	6,732
Total assets	$38,777,275
Liabilities
Collateral for securities loaned	$ 214,647
Payable for investments purchased	14,412
Payable for Fund shares redeemed	9,087
Payable to affiliates:
Investment adviser and administration fee	8,729
Distribution and service fees	561
Accrued expenses	47,164
Total liabilities	$ 294,600
Net Assets	$38,482,675
Sources of Net Assets
Paid-in capital	$ 32,646,095
Distributable earnings	5,836,580
Net Assets	$38,482,675
Investor Class Shares
Net Assets	$ 2,943,194
Shares Outstanding	181,292
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 16.23
Institutional Class Shares
Net Assets	$ 35,539,481
Shares Outstanding	2,185,745
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 16.26

See Notes to Financial Statements.

Parametric
Dividend Income Fund
February 28, 2022
Statement of Operations

Year Ended
February 28, 2022
Investment Income
Dividend income	$ 1,133,100
Dividend income from affiliated investment	189
Securities lending income, net	466
Total investment income	$1,133,755
Expenses
Investment adviser and administration fee	$ 111,272
Distribution and service fees:
Investor Class	8,585
Trustees’ fees and expenses	2,287
Custodian fee	22,471
Transfer and dividend disbursing agent fees	14,251
Legal and accounting services	33,406
Printing and postage	5,772
Registration fees	38,750
Miscellaneous	9,613
Total expenses	$ 246,407
Deduct:
Allocation of expenses to affiliates	$ 89,455
Total expense reductions	$ 89,455
Net expenses	$ 156,952
Net investment income	$ 976,803
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 3,110,761
Investment transactions - affiliated investment	(25)
Net realized gain	$3,110,736
Change in unrealized appreciation (depreciation):
Investments	$ 1,956,289
Investments - affiliated investment	(14)
Net change in unrealized appreciation (depreciation)	$1,956,275
Net realized and unrealized gain	$5,067,011
Net increase in net assets from operations	$6,043,814

See Notes to Financial Statements.

Parametric
Dividend Income Fund
February 28, 2022
Statements of Changes in Net Assets

	Year Ended February 28,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 976,803	$ 982,906
Net realized gain (loss)	3,110,736	(4,230,048)
Net change in unrealized appreciation (depreciation)	1,956,275	7,366,836
Net increase in net assets from operations	$ 6,043,814	$ 4,119,694
Distributions to shareholders:
Investor Class	$ (83,961)	$ (89,412)
Institutional Class	(897,896)	(942,405)
Total distributions to shareholders	$ (981,857)	$ (1,031,817)
Transactions in shares of beneficial interest:
Investor Class	$ (673,893)	$ (890,559)
Institutional Class	(140,117)	(14,671,458)
Net decrease in net assets from Fund share transactions	$ (814,010)	$(15,562,017)
Net increase (decrease) in net assets	$ 4,247,947	$(12,474,140)
Net Assets
At beginning of year	$ 34,234,728	$ 46,708,868
At end of year	$38,482,675	$ 34,234,728

See Notes to Financial Statements.

Parametric
Dividend Income Fund
February 28, 2022
Financial Highlights

	Investor Class
	Year Ended February 28,			Year Ended February 28,
	2022	2021	Year Ended February 29, 2020	2019	2018
Net asset value — Beginning of year	$ 14.130	$ 11.950	$ 12.870	$ 12.910	$ 12.170
Income (Loss) From Operations
Net investment income(1)	$ 0.377	$ 0.349	$ 0.362	$ 0.366	$ 0.328
Net realized and unrealized gain (loss)	2.105	2.194	(0.950)	0.216	0.854
Total income (loss) from operations	$ 2.482	$ 2.543	$ (0.588)	$ 0.582	$ 1.182
Less Distributions
From net investment income	$ (0.382)	$ (0.363)	$ (0.325)	$ (0.306)	$ (0.305)
From net realized gain	—	—	(0.007)	(0.316)	(0.137)
Total distributions	$ (0.382)	$ (0.363)	$ (0.332)	$ (0.622)	$ (0.442)
Net asset value — End of year	$16.230	$14.130	$11.950	$12.870	$12.910
Total Return(2)(3)	17.74%	22.15%	(4.76)%	4.81%	9.87%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$ 2,943	$ 3,140	$ 3,612	$ 6,597	$ 5,633
Ratios (as a percentage of average daily net assets):
Expenses (3)	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	2.39%	2.92%	2.78%	2.82%	2.61%
Portfolio Turnover	45%	61%	51%	77%	30%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser and administrator and the sub-adviser reimbursed certain operating expenses (equal to 0.24%, 0.34%, 0.17%, 0.26% and 0.62% of average daily net assets for the years ended February 28, 2022 and 2021, February 29, 2020 and February 28, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

See Notes to Financial Statements.

Parametric
Dividend Income Fund
February 28, 2022
Financial Highlights — continued

	Institutional Class
	Year Ended February 28,			Year Ended February 28,
	2022	2021	Year Ended February 29, 2020	2019	2018
Net asset value — Beginning of year	$ 14.150	$ 11.970	$ 12.890	$ 12.930	$ 12.190
Income (Loss) From Operations
Net investment income(1)	$ 0.420	$ 0.380	$ 0.394	$ 0.399	$ 0.358
Net realized and unrealized gain (loss)	2.111	2.195	(0.947)	0.215	0.851
Total income (loss) from operations	$ 2.531	$ 2.575	$ (0.553)	$ 0.614	$ 1.209
Less Distributions
From net investment income	$ (0.421)	$ (0.395)	$ (0.360)	$ (0.338)	$ (0.332)
From net realized gain	—	—	(0.007)	(0.316)	(0.137)
Total distributions	$ (0.421)	$ (0.395)	$ (0.367)	$ (0.654)	$ (0.469)
Net asset value — End of year	$16.260	$14.150	$11.970	$12.890	$12.930
Total Return(2)(3)	18.09%	22.47%	(4.50)%	5.06%	10.09%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 35,539	$ 31,094	$ 43,096	$ 51,344	$ 21,110
Ratios (as a percentage of average daily net assets):
Expenses (3)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	2.66%	3.19%	3.01%	3.07%	2.84%
Portfolio Turnover	45%	61%	51%	77%	30%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser and administrator and the sub-adviser reimbursed certain operating expenses (equal to 0.24%, 0.34%, 0.17%, 0.26% and 0.62% of average daily net assets for the years ended February 28, 2022 and 2021, February 29, 2020 and February 28, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

See Notes to Financial Statements.

Parametric
Dividend Income Fund
February 28, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Parametric Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return and current income. The Fund offers Investor Class and Institutional Class shares, which are offered at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.
D  Federal Taxes— The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of February 28, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business,

Parametric
Dividend Income Fund
February 28, 2022
Notes to Financial Statements — continued

the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended February 28, 2022 and February 28, 2021 was as follows:
	Year Ended February 28,
	2022	2021
Ordinary income	$981,857	$1,031,817
During the year ended February 28, 2022, distributable earnings was decreased by $15,423 and paid-in capital was increased by $15,423 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of February 28, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 128,679
Deferred capital losses	(2,277,023)
Net unrealized appreciation	7,984,924
Distributable earnings	$ 5,836,580
At February 28, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $2,277,023 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at February 28, 2022, $1,856,018 are short-term and $421,005 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at February 28, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$30,649,656
Gross unrealized appreciation	$ 8,342,027
Gross unrealized depreciation	(357,103)
Net unrealized appreciation	$ 7,984,924

Parametric
Dividend Income Fund
February 28, 2022
Notes to Financial Statements — continued

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates
The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory and administrative agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. The Fund’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Fund’s investment advisory and administrative agreement and related fee reduction agreement with EVM in effect prior to March 1, 2021), the investment adviser and administration fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.3000%
$1 billion but less than $2.5 billion	0.2875%
$2.5 billion but less than $5 billion	0.2750%
$5 billion and over	0.2675%
For the year ended February 28, 2022, the investment adviser and administration fee amounted to $111,272 or 0.30% of the Fund’s average daily net assets. Pursuant to an investment sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), an affiliate of EVM and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, EVM entered into a new investment sub-advisory agreement with Parametric, which took effect on March 1, 2021. EVM pays Parametric a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. The Fund may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
EVM and Parametric have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 0.65% and 0.40% of the Fund’s average daily net assets for Investor Class and Institutional Class, respectively. This agreement may be changed or terminated after June 30, 2022. Pursuant to this agreement, EVM and Parametric were allocated $89,455 in total of the Fund's operating expenses for the year ended February 28, 2022.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended February 28, 2022, EVM earned $1,186 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Investor Class shares (see Note 4).
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended February 28, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.
4  Distribution Plan
The Fund has in effect a distribution plan for Investor Class shares (Investor Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Investor Class shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended February 28, 2022 amounted to $8,585 for Investor Class shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $16,437,687 and $17,393,781, respectively, for the year ended February 28, 2022.

Parametric
Dividend Income Fund
February 28, 2022
Notes to Financial Statements — continued

6  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:
	Year Ended February 28, 2022		Year Ended February 28, 2021
	Shares	Amount	Shares	Amount
Investor Class
Sales	25,845	$ 408,706	28,196	$ 331,328
Issued to shareholders electing to receive payments of distributions in Fund shares	5,464	83,961	8,133	89,412
Redemptions	(72,264)	(1,166,560)	(116,367)	(1,311,299)
Net decrease	(40,955)	$ (673,893)	(80,038)	$ (890,559)
Institutional Class
Sales	406,269	$ 6,403,457	485,332	$ 6,159,035
Issued to shareholders electing to receive payments of distributions in Fund shares	19,992	308,263	36,010	389,500
Redemptions	(437,583)	(6,851,837)	(1,923,246)	(21,219,993)
Net decrease	(11,322)	$ (140,117)	(1,401,904)	$(14,671,458)
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended February 28, 2022.
8  Securities Lending Agreement
The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.
At February 28, 2022, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $391,670 and $398,438, respectively. Collateral received was comprised of cash of $214,647 and U.S. government and/or agencies securities of $183,791. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time.

Parametric
Dividend Income Fund
February 28, 2022
Notes to Financial Statements — continued

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of February 28, 2022.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$214,647	$ —	$ —	$ —	$214,647
The carrying amount of the liability for collateral for securities loaned at February 28, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at February 28, 2022.
9  Investments in Affiliated Funds
At February 28, 2022, the value of the Fund's investment in affiliated funds was $327,783, which represents 0.8% of the Fund's net assets. Transactions in affiliated funds by the Fund for the year ended February 28, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Eaton Vance Cash Reserves Fund, LLC	$157,374	$8,170,580	$(8,000,132)	$(25)	$(14)	$327,783	$189	327,815
10  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At February 28, 2022, the hierarchy of inputs used in valuing the Fund's investments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 38,092,150*	$ —	$ —	$ 38,092,150
Short-Term Investments:
Affiliated Fund	—	327,783	—	327,783
Securities Lending Collateral	214,647	—	—	214,647
Total Investments	$38,306,797	$327,783	$ —	$38,634,580
*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Parametric
Dividend Income Fund
February 28, 2022
Notes to Financial Statements — continued

11  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.

Parametric
Dividend Income Fund
February 28, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric Dividend Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Parametric Dividend Income Fund (the "Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of February 28, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
April 18, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Parametric
Dividend Income Fund
February 28, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.
Qualified Dividend Income. For the fiscal year ended February 28, 2022, the Fund designates approximately $1,106,184, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2022 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Parametric
Dividend Income Fund
February 28, 2022
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 funds (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 funds, Mr. Bowser who oversees 110 funds and Ms. Wiser who oversees 135 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.
Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc.
(investment management firm) (2012-2021).
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- present).
Other Directorships. None.
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

Parametric
Dividend Income Fund
February 28, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).
William H. Park 1947	Trustee	Since 2003	Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).
Other Directorships. None.
Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Other Directorships. None.
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.

Parametric
Dividend Income Fund
February 28, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
Jill R. Damon 1984	Secretary	Since 2022	Vice President of EVM and BMR since 2017. Formerly, associate at Dechert LLP (2009-2017).
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Investment Sub-Adviser
Parametric Portfolio Associates LLC
800 Fifth Avenue, Suite 2800
Seattle, WA 98104
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 260-0761
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

17885    2.28.22

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman, William H. Park and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor.

Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm). Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

Parametric Dividend Income Fund (the “Fund(s)”) is a series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Fund, contains a total of 34 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

(a)-(d)

The following table presents the aggregate fees billed to the Fund for the Fund’s fiscal years ended February 28, 2021 and February 28, 2022 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Parametric Dividend Income Fund

Fiscal Years Ended	2/28/21	2/28/22
Audit Fees	$26,250	$24,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,103	$8,478
All Other Fees(3)	$0	$0

Total	$36,353	$32,528

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, February 28, September 30, October 31 November 30 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	9/30/20	10/31/20	12/31/20	1/31/21	2/28/21	9/30/21	10/31/21	11/30/21	12/31/21	1/31/22	2/28/22
Audit Fees	$110,800	$719,575	$106,700	$201,300	$26,250	$91,600	$729,872	$37,050	$111,700	$198,900	$24,050
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$24,948	$260,719	$60,338	$73,973	$10,103	$23,248	$271,569	$13,000	$61,738	$78,353	$8,478
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$135,748	$980,294	$167,038	$275,273	$36,353	$114,848	$1,001,441	$50,050	$173,438	$277,253	$32,528

*	Information is not presented for the fiscal year ended 11/30/20, as no Series in the Trust with such fiscal year end was in operation during such period.
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees. Includes consent fee for N-14 registration statements related to fund mergers.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	9/30/20	10/31/20	12/31/20	1/31/21	2/28/21	9/30/21	10/31/21	11/30/21	12/31/21	1/31/22	2/28/22
Registrant(1)	$24,948	$260,719	$60,338	$73,973	$10.103	$23,248	$271,569	$13,000	$61,738	$78,353	$8,478
Eaton Vance(2)	$51,800	$51,800	$150,300	$150,300	$150,300	$51,800	$51,800	$51,800	$51,800	$51,800	$51,800

*	Information is not presented for the fiscal year ended 11/30/20, as no Series in the Trust with such fiscal year end was in operation during such period.
(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Morgan Stanley act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: April 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:    April 25, 2022

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: April 25, 2022